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                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                  by and among

                       NexMed, Inc., as Issuer and Seller

                                       and

                   the Purchasers named herein, as Purchasers


                                December 17, 2004


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

                                       Table of Exhibits and Schedules

Exhibit A         Form of A Warrant

Exhibit B         Form of B Warrant

Exhibit C         Form of Investor Rights Agreement

Exhibit D         Form of Opinion of Seller's Counsel

Exhibit E         Form of Opinion of Nevada Counsel

Exhibit F         Form of Closing Escrow Agreement

Schedule 1                 Purchasers and Shares of Common Stock and Warrants
                           Purchased

Schedule 3.10              Litigation

Schedule 3.11              Absence of Certain Changes

Schedule 3.15              Intellectual Property

Schedule 3.17              Preemptive Rights

Schedule 3.19              Subsidiaries and Investments

Schedule 3.20              Capitalization

Schedule 3.21              Options, Warrants, Rights

Schedule 3.22              Employees, Employment Agreements and Employee Benefit
                           Plans

Exhibit 10 1 - Purchase Agreement (2).DOC

      COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") dated as of December 17, 2004, by and among NexMed, Inc., a Nevada corporation (the "Seller"), and each of the persons listed on Schedule 1 hereto (each is individually referred to as a "Purchaser" and collectively, the "Purchasers").

                                 W I T N E S S:

      WHEREAS, each of the Purchasers is willing to purchase from the Seller, and the Seller desires to sell to the Purchasers, shares of the Seller's common stock, $0.001 par value (the "Common Stock"), and Common Stock Purchase Warrants in the form of Exhibit A hereto (the "A Warrants") and Common Stock Purchase Warrants in the form of Exhibit B hereto (the "B Warrants", and together with the A Warrants, the "Warrants") each entitling the holders thereof to purchase additional shares of Common Stock pursuant to the terms thereof, for an aggregate purchase price up to $7.1 million, as more fully set forth herein.

      NOW   THEREFORE,   in   consideration   of   the   mutual   promises   and
representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                          ARTICLE I - PURCHASE AND SALE

      1.1 Purchase and Sale.

      (a) On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 2.2), the Seller will sell and each of the Purchasers will purchase the number of shares of Common Stock set forth on Schedule 1 hereto at a price per share equal to $1.28. In addition, each Purchaser shall receive at the Closing (i) A Warrants to purchase the number of shares of Common Stock equal to 40% of the number of Shares purchased by such Purchaser at Closing hereunder as set forth on Schedule 1 hereto and
(ii) B Warrants to purchase the number of shares of Common Stock equal to 10% of the number of Shares purchased by such Purchaser at Closing hereunder as set forth on Schedule 1 hereto.

      (b) The shares of Common Stock to be issued upon Closing hereunder are referred to herein as the "Shares," and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares."

      1.2 Terms of the Warrants. The terms and provisions of the A Warrants are more fully set forth in the form of Common Stock Purchase Warrant attached hereto as Exhibit A, and the terms and provisions of the B Warrants are more fully set forth in the form of Common Stock Purchase Warrant attached hereto as Exhibit B.

      1.3 Transfers; Legends.

      (a) Except as required by federal securities laws and the securities law of any state or other jurisdiction within the United States, the Shares, Warrants and Warrant Shares (collectively, the "Securities") may be transferred, in whole or in part, by any of the Purchasers at any time. Any such transfer shall be made by a Purchaser in accordance with applicable law. In connection with any transfer of Securities other than pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"),

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

or to the Seller, the Seller may require the transferor thereof to furnish to the Seller an opinion of counsel selected by the transferor, such counsel and the form and substance of which opinion shall be reasonably satisfactory to the Seller and Seller's counsel, to the effect that such transfer does not require registration under the Securities Act; provided, that in the case of a transfer pursuant to Rule 144 under the Securities Act, no opinion shall be required if the transferor provides the Seller with a customary seller's representation letter, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker's representation letter and Form 144. Notwithstanding the foregoing, the Seller hereby consents to and agrees to register on the books of the Seller and with any transfer agent for the securities of the Seller, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Seller that it is an Affiliate of such Purchaser and an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof) and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in violation of the Securities Act. Any transferee shall agree to be bound by the terms of the Investor Rights Agreement and this Agreement. The Seller shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 1.3(a). In connection with any transfer of Warrants after the Registration Statement (as defined in the Investor Rights Agreement) is declared effective under the Securities Act, the transferor of such Warrants shall reimburse the Seller for its reasonable out of pocket costs in connection with such transfer (including without limitation the reasonable attorneys fees for preparing and filing a prospectus supplement with the SEC and/or delivering an updated opinion letter to the Seller's transfer agent). An "Affiliate" means any Person (as such term is defined below) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser. A "Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision of any thereof) or other entity of any kind.

      (b) The certificates representing the Shares, unless such Shares are eligible for resale without registration pursuant to Rule 144(k) under the t 6 0 Exchange Act, shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE SELLER, SUCH REGISTRATION IS NOT REQUIRED."

"THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF DECEMBER 17, 2004, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

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

                     ARTICLE II - PURCHASE PRICE AND CLOSING

      2.1 Purchase Price. The aggregate purchase price (the "Purchase Price") to be paid by the Purchasers to the Seller to acquire the Shares and the applicable Warrants shall be the total amounts set forth on Schedule 1 hereto.

      2.2 The Closing. The closing of the transactions contemplated under this Agreement (the "Closing") will take place as promptly as practicable, but no later than five (5) business days following satisfaction or waiver of the conditions set forth in Article 6.1(a) and 6.2(a) (other than those conditions which by their terms are not to be satisfied or waived until the Closing), at the offices of Peter J. Weisman, P.C., 335 Madison Avenue, Suite 1702, New York, NY 10017. The date on which the Closing occurs is the "Closing Date."

      ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE SELLER

      The Seller represents and warrants to the Purchasers as follows:

      3.1 Corporate Existence and Power; Subsidiaries. The Seller and its Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of the state in which they are incorporated, and have all corporate powers required to carry on their business as now conducted. The Seller and its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction where the character of the property owned or leased by them or the nature of their activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect on the Seller or any of its Subsidiaries. For purposes of this Agreement, the term "Material Adverse Effect" means, with respect to any person or entity, a material adverse effect on its and its Subsidiaries' condition (financial or otherwise), business, properties, assets, liabilities (including contingent liabilities), results of operations or current prospects, taken as a whole. True and complete copies of the Seller's Articles of Incorporation, as amended, and Bylaws, as amended, as currently in effect and as will be in effect on the Closing Date (collectively, the "Articles and Bylaws"), have previously been provided to the Purchasers. For purposes of this Agreement, the term "Subsidiary" or "Subsidiaries" means, with respect to any entity, any corporation or other organization of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests. The Seller has no Subsidiaries other than the following, each of which, unless otherwise indicated, is wholly-owned by the Seller:

            (a) NexMed Holdings, Inc., a Delaware corporation,

            (b) NexMed (U.S.A.), Inc., a Delaware corporation,


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

            (c) NexMed International Limited, organized under British Virgin Islands law,

                  (1)   NexMed (Americas)  Limited,  organized under Nova Scotia
                        law   and   a   wholly-owned    subsidiary   of   NexMed
                        International Limited, and

                  (2) NexMed International (Hong Kong) Ltd. organized under Hong Kong law and a wholly-owned subsidiary of NexMed International Limited.

      3.2 Corporate Authorization. The execution, delivery and performance by the Seller of this Agreement, the Warrants, the Investor Rights Agreement, the Closing Escrow Agreement (as defined below), and each of the other documents executed pursuant to and in connection with this Agreement (collectively, the "Related Documents"), and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and the Warrants, and the subsequent issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized, and no additional corporate or stockholder action is required for the approval of this Agreement. The Warrant Shares have been duly reserved for issuance by the Seller. This Agreement and the Related Documents have been or, to the extent contemplated hereby or by the Related Documents, will be duly executed and delivered and constitute the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of its obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      3.3 Charter, Bylaws and Corporate Records. The minute books of the Seller and its Subsidiaries contain complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and stockholders of the Seller and its Subsidiaries from September 15, 1995 to the date hereof. All material corporate decisions and actions have been validly made or taken. All corporate books, including without limitation the share transfer register, comply with applicable laws and regulations and have been regularly updated. Such books fully and correctly reflect all the decisions of the stockholders.


      3.4 Governmental Authorization. Except as otherwise specifically contemplated in this Agreement and the Related Documents, and except for: (i) the filings referenced in Section 5.10; (ii) the filing of a Form D with respect to the Shares and Warrants under Regulation D under the Securities Act; (iii) the filing of the Registration Statement with the Commission; (iv) the application(s) to each trading market for the listing of the Shares and the Warrant Shares for trading thereon; and (v) any filings required under state securities laws that are permitted to be made after the date hereof, the execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares and Warrants and the subsequent issuance of the Warrant Shares upon exercise of the Warrants, as applicable) by the Seller require no action by or in respect of, or filing with, any governmental body, agency, official or authority. The Seller has disclosed the terms and conditions and other relevant facts of the transactions contemplated hereby to Nasdaq and obtained from Nasdaq its verbal assurance that such transactions will not be integrated with any prior issuance or offering of the Seller for purposes of the Nasdaq rules requiring shareholder approval of the issuance of 20% or more of an issuer's outstanding common stock.


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

      3.5 Non-Contravention. The execution, delivery and performance by the Seller of this Agreement and the Related Documents, and the consummation by the Seller of the transactions contemplated hereby and thereby (including the issuance of the Shares and Warrant Shares) do not and will not (a) contravene or conflict with the Articles and Bylaws of the Seller and its Subsidiaries or any material agreement to which the Seller is a party or by which it is bound; (b) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Seller or its Subsidiaries; (c) constitute a default (or would constitute a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the Seller or its Subsidiaries or under any material license, franchise, permit or other similar authorization held by the Seller or its Subsidiaries; or (d) result in the creation or imposition of any Lien (as defined below) on any asset of the Seller or its Subsidiaries. For purposes of this Agreement, the term "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

      3.6 SEC Documents. The Seller is obligated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to file reports pursuant to Sections 13 or 15(d) thereof (all such reports filed or required to be filed by the Seller, including all exhibits thereto or incorporated therein by reference, and all documents filed by the Seller under the Securities Act hereinafter called the "SEC Documents"). The Seller has filed all reports or other documents required to be filed under the Exchange Act. All SEC Documents filed by the Seller as of or for any period beginning on or after January 1, 2002, (i) were prepared in all material respects in accordance with the requirements of the Exchange Act and (ii) did not at the time they were filed (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Seller has previously delivered to the Purchaser a correct and complete copy of each report (including, without limitation, the 2004 Proxy Statement) which the Seller filed with the Securities and Exchange Commission (the "SEC" or the "Commission") under the Exchange Act for any period ending on or after December 31, 2003 (the "Recent Reports"). None of the information about the Seller or any of its Subsidiaries which has been disclosed to the Purchasers herein or in the course of discussions and negotiations with respect hereto which is not disclosed in the Recent Reports is or was required to be so disclosed, and no material non-public information has been disclosed to the Purchasers.

      3.7 Financial Statements. Each of the Seller's audited consolidated balance sheet and related consolidated statements of income, cash flows and changes in stockholders' equity (including the related notes) as of and for the years ended December 31, 2003 and December 31, 2002, as contained in the Recent Reports (collectively, the "Seller's Financial Statements" or the "Financial Statements") (x) present fairly in all material respects the financial position of the Seller and its Subsidiaries on a consolidated basis as of the dates thereof and the results of operations, cash flows and stockholders' equity as of and for each of the periods then ended, and (y) were prepared in accordance with generally accepted accounting principals ("GAAP") applied on a consistent basis throughout the periods involved, in each case, except as otherwise indicated in the notes thereto.


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

      3.8 Compliance with Law. The Seller and its Subsidiaries are in compliance and have conducted their business so as to comply with all laws, rules and regulations, judgments, decrees or orders of any court, administrative agency, commission, regulatory authority or other governmental authority or instrumentality, domestic or foreign, applicable to their operations, the violation of which would cause a Material Adverse Affect. There are no judgments or orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration), including any such actions relating to affirmative action claims or claims of discrimination, against the Seller or its Subsidiaries or against any of their properties or businesses.

      3.9 No Defaults. The Seller and its Subsidiaries are not, nor have they received notice that they would be with the passage of time, giving of notice, or both, (i) in violation of any provision of their Articles and Bylaws (ii) in default or violation of any term, condition or provision of (A) any judgment, decree, order, injunction or stipulation applicable to the Seller or its Subsidiaries or (B) any material agreement, note, mortgage, indenture, contract, lease or instrument, permit, concession, franchise or license to which the
Seller or its Subsidiaries are a party or by which the Seller or its Subsidiaries or their properties or assets may be bound, and no circumstances exist which would entitle any party to any material agreement, note, mortgage, indenture, contract, lease or instrument to which such Seller or its Subsidiaries are a party, to terminate such as a result of such Seller or its Subsidiaries, having failed to meet any material provision thereof including, but not limited to, meeting any applicable milestone under any material agreement or contract.

      3.10 Litigation. Except as disclosed in the Recent Reports or on Schedule 3.10, there is no action, suit, proceeding, judgment, claim or investigation pending or, to the best knowledge of the Seller, threatened against the Seller and its Subsidiaries which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Seller or its Subsidiaries or which in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby, and there is no basis for the assertion of any of the foregoing.

      There are no claims or complaints existing or, to the knowledge of the Seller or its Subsidiaries, threatened for product liability in respect of any product of the Seller or its Subsidiaries, and the Seller and its Subsidiaries are not aware of any basis for the assertion of any such claim.

      3.11 Absence of Certain Changes. Since December 31, 2003, the Seller has conducted its business only in the ordinary course and there has not occurred, except as set forth in the Recent Reports or any exhibit thereto or incorporated by reference therein:


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

      (a) Any event that could reasonably be expected to have a Material Adverse Effect on the Seller or any of its Subsidiaries;

      (b) Any amendments or changes in the Articles or Bylaws of the Seller and its Subsidiaries;

      (c) Any damage, destruction or loss, whether or not covered by insurance, that would, individually or in the aggregate, have or would be reasonably likely to have, a Material Adverse Effect on the Seller and its Subsidiaries;

      (d) Except as set forth on Schedule 3.11(d), any

            (i) incurrence, assumption or guarantee by the Seller or its Subsidiaries of any debt for borrowed money other than for equipment leases;

            (ii) issuance or sale of any securities convertible into or exchangeable for securities of the Seller other than to directors, employees and consultants pursuant to existing equity compensation or stock purchase plans of the Seller;

            (iii) issuance or sale of options or other rights to acquire from the Seller or its Subsidiaries, directly or indirectly, securities of the Seller or any securities convertible into or exchangeable for any such securities, other than options issued to directors, employees and consultants in the ordinary course of business in accordance with past practice;

            (iv) issuance or sale of any stock, bond or other corporate security;

            (v) discharge or satisfaction of any material Lien, other than current liabilities incurred since December 31, 2003 in the ordinary course of business;

            (vi)   declaration  or  making  any  payment  or   distribution   to
stockholders or purchase or redemption of any share of its capital stock or other security;

            (vii) sale, assignment or transfer any of its intangible assets except in the ordinary course of business, or cancellation of any debt or claim except in the ordinary course of business;

            (viii) waiver of any right of substantial value whether or not in the ordinary course of business;

            (ix) material change in officer compensation except in the ordinary course of business and consistent with past practices; or

            (x) other commitment (contingent or otherwise) to do any of the foregoing.

      (e) Any creation, sufferance or assumption by the Seller or any of its Subsidiaries of any Lien on any asset (other than Liens existing on the date hereof or in connection with equipment leases and working capital lines of credit set forth on Schedule 3.11(e)) or any making of any loan, advance or capital contribution to or investment in any Person in an aggregate amount which exceeds $25,000 outstanding at any time;


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

      (f) Any entry into, amendment of, relinquishment, termination or non-renewal by the Seller or its Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business; or

      (g) Any transfer or grant of a right with respect to the trademarks, trade names, service marks, trade secrets, copyrights or other intellectual property rights owned or licensed by the Seller or its Subsidiaries, except as among the Seller and its Subsidiaries.

      3.12 No Undisclosed Liabilities. Except as set forth in the Recent Reports, and except for liabilities and obligations incurred in the ordinary course of business since December 31, 2003, as of the date hereof, (i) the Seller and its Subsidiaries do not have any material liabilities or obligations (absolute, accrued, contingent or otherwise) which, and (ii) there has not been any aspect of the prior or current conduct of the business of the Seller or its Subsidiaries which may form the basis for any material claim by any third party which if asserted could result in any such material liabilities or obligations which, are not fully reflected, reserved against or disclosed in the balance sheet of the Seller as at December 31, 2003.

      3.13 Taxes. All tax returns and tax reports required to be filed with respect to the income, operations, business or assets of the Seller and its Subsidiaries have been timely filed (or appropriate extensions have been obtained) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all of the foregoing as filed are correct and complete and, in all material respects, reflect accurately all liability for taxes of the Seller and its Subsidiaries for the periods to which such returns relate, and all amounts shown as owing thereon have been paid. All income, profits, franchise, sales, use, value added, occupancy, property, excise, payroll, withholding, FICA, FUTA and other taxes (including interest and penalties), if any, collectible or payable by the Seller and its Subsidiaries or relating to or chargeable against any of its material assets, revenues or income or relating to any employee, independent contractor, creditor, stockholder or other third party through the Closing Date, were fully collected and paid by such date if due by such date or provided for by adequate reserves in the Financial Statements as of and for the periods ended December 31, 2003 (other than taxes accruing after such date) and all similar items due through the Closing Date will have been fully paid by that date or provided for by adequate reserves, whether or not any such taxes were reported or reflected in any tax returns or filings. No taxation authority has sought to audit the records of the Seller or any of its Subsidiaries for the purpose of verifying or disputing any tax returns, reports or related information and disclosures provided to such taxation authority, or for the Seller's or any of its Subsidiaries' alleged failure to provide any such tax returns, reports or related information and disclosure. No material claims or deficiencies have been asserted against or inquiries raised with the Seller or any of its Subsidiaries with respect to any taxes or other governmental charges or levies which have not been paid or otherwise satisfied, including claims that, or inquiries whether, the Seller or any of its Subsidiaries has not filed a tax return that it was required to file, and, to the best of the Seller's knowledge, there exists no reasonable basis for the making of any such claims or inquiries. Neither the Seller nor any of its Subsidiaries has waived any restrictions on assessment or collection of taxes or consented to the extension of any statute of limitations relating to taxation.

      3.14 Interests of Officers, Directors and Other Affiliates. The description of any interest held, directly or indirectly, by any officer, director or other Affiliate of Seller (other than the interests of the Seller and its Subsidiaries in such assets) in any property, real or personal, tangible or intangible, used in or pertaining to Seller's business, including any interest in the Intellectual Property (as defined in Section 3.15 hereof), as set forth in the Recent Reports, is true and complete, and no officer, director or other Affiliate of the Seller has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the Seller's business, including the Seller's Intellectual Property, other than as set forth in the Recent Reports.

      3.15 Intellectual Property. Other than as set forth in the Recent Reports:

      (a) the Seller or a Subsidiary thereof has the right to use or is the sole and exclusive owner of all right, title and interest in and to all foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, used or controlled by the Seller and its Subsidiaries (collectively, the "Rights") and in and to each material invention, software, trade secret, technology, product, composition, formula, method of process used by the Seller or its Subsidiaries (the Rights and such other items, the "Intellectual Property"), and, to the Seller's knowledge, has the right to use the same, free and clear of any claim or conflict with the rights of others;

      (b) no royalties or fees (license or otherwise) are payable by the Seller or its Subsidiaries to any Person by reason of the ownership or use of any of the Intellectual Property except as set forth on Schedule 3.15;

      (c) there have been no claims made against the Seller or its Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to its knowledge, there are no reasonable grounds for any such claims;

      (d) neither the Seller nor its Subsidiaries have made any claim of any violation or infringement by others of its rights in the Intellectual Property, and to the best of the Seller's knowledge, no reasonable grounds for such claims exist; and

      (e) neither the Seller nor its Subsidiaries have received notice that it is in conflict with or infringing upon the asserted rights of others in connection with the Intellectual Property.

      3.16 Restrictions on Business Activities. Other than as set forth in the Recent Reports, there is no agreement, judgment, injunction, order or decree binding upon the Seller or its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Seller or its Subsidiaries, any acquisition of property by the Seller or its Subsidiaries or the conduct of business by the Seller or its Subsidiaries as currently conducted or as currently proposed to be conducted by the Seller.

      3.17 Preemptive Rights. Except as set forth in Schedule 3.17, none of the stockholders of the Seller possess any preemptive rights in respect of the Shares or Warrant Shares to be issued to the Purchasers upon exercise of the Warrants, as applicable.

      3.18 Insurance. The insurance policies providing insurance coverage to the Seller or its Subsidiaries including for product liability are adequate for the business conducted by the Seller and its Subsidiaries (currently limited to the testing phase) and are sufficient for compliance by the Seller and its Subsidiaries with all requirements of law and all material agreements to which the Seller or its Subsidiaries are a party or by which any of their assets are bound. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and the Seller and its Subsidiaries have complied with all material terms and conditions of such policies, including premium payments. None of the insurance carriers has indicated to the Seller or its Subsidiaries an intention to cancel any such policy.

      3.19 Subsidiaries and Investments. Except as set forth in the Recent Reports or on Schedule 3.19, the Seller has no Subsidiaries or Investments. For purposes of this Agreement, the term "Investments" shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any other investment in any other Person, including partnerships or joint ventures (whether by capital contribution or otherwise) or other similar arrangement (whether written or oral) with any Person, including but not limited to arrangements in which (i) the Person shares profits and losses, (ii) any such other Person has the right to obligate or bind the Person to any third party, or (iii) the Person may be wholly or partially liable for the debts or obligations of such partnership, joint venture or other arrangement.

      3.20 Capitalization. The authorized capital stock of the Seller consists of 80,000,000 shares of common stock, $0.001 par value per share, of which 46,093,980 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of preferred stock, issuable in one or more classes or series, with such relative rights and preferences as the Board of Directors may determine, none of which has been authorized for issuance other than 1,000,000 shares of Series A Junior Participating Preferred Stock, $0.001 par value per share, none of which, immediately prior to the Closing, has been issued or is outstanding, and other than the 800 shares of the Seller's Series B 8% Cumulative Convertible Preferred Stock, 800 of which have been issued and none of which, immediately prior to the Closing, are outstanding. All shares of the Seller's issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable. No securities issued by the Seller from the date of its incorporation to the date hereof were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Seller. All taxes required to be paid by Seller in connection with the issuance and any transfers of the Seller's capital stock have been paid. Except as set forth on Schedule 3.20, all permits or authorizations required to be obtained from or registrations required to be effected with any Person in connection with any and all issuances of securities of the Seller from the date of the Seller's incorporation to the date hereof have been obtained or effected, and all securities of the Seller have been issued and are held in accordance with the provisions of all applicable securities or other laws.

      3.21 Options, Warrants, Rights. Except as set forth on Schedule 3.21, there are no outstanding (a) securities, notes or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Seller or its Subsidiaries; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Seller or its

Subsidiaries; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Seller or its Subsidiaries of any capital stock or other equity interests of the Seller or its Subsidiaries, any such securities or instruments convertible or exercisable for securities or any such options, warrants or rights. Except as set forth on Schedule 3.21, neither the Seller nor the Subsidiaries have granted anti-dilution rights to any person or entity in connection with any outstanding option, warrant, subscription or any other instrument convertible or exercisable for the securities of the Seller or any of its Subsidiaries. Other than the rights granted to the Purchasers under the Investor Rights Agreement, there are no outstanding rights which permit the holder thereof to cause the Seller or the Subsidiaries to file a registration statement under the Securities Act or which permit the holder thereof to include securities of the Seller or any of its Subsidiaries in a registration statement filed by the Seller or any of its Subsidiaries under the Securities Act, and there are no outstanding agreements or other commitments which otherwise relate to the registration of any securities of the Seller or any of its Subsidiaries for sale or distribution in any jurisdiction, except as set forth on Schedule 3.21.

      3.22 Employees, Employment Agreements and Employee Benefit Plans. Except as set forth in the Recent Reports or on Schedule 3.22, there are no employment, consulting, severance or indemnification arrangements, agreements, or understandings between the Seller and any officer, director, consultant or employee of the Seller or its Subsidiaries (the "Employment Agreements"). Except as set forth in the Recent Reports or on Schedule 3.22, no Employment Agreement provides for the acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments, or other contingent obligations of any nature whatsoever of the Seller or its Subsidiaries in favor of any such parties in connection with the transactions contemplated by this Agreement. Except as disclosed in the Recent Reports or on
Schedule 3.22, the terms of employment or engagement of all directors, officers, employees, agents, consultants and professional advisors of the Seller and its Subsidiaries are such that their employment or engagement may be terminated upon not more than two weeks' notice given at any time without liability for payment of compensation or damages and the Seller and its Subsidiaries have not entered into any agreement or arrangement for the management of their business or any part thereof other than with their directors or employees.

      3.23 Absence of Certain Business Practices. Neither the Seller, nor any Affiliate of the Seller, nor to the knowledge of the Seller, any agent or employee of the Seller, any other Person acting on behalf of or associated with the Seller, or any individual related to any of the foregoing Persons, acting alone or together, has: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom the Seller has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of the Seller (or assist the Seller in connection with any actual or proposed transaction) which (i) may subject the Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the Seller or (iii) if not continued in the future, may adversely affect the assets, business, operations or prospects of the Seller or subject the Seller to suit or penalty in any private or governmental litigation or proceeding.

      3.24 Products and Services. To the knowledge of the Seller and except as disclosed in the Recent Reports, there exists no set of facts (i) which could furnish a basis for the withdrawal, suspension or cancellation of any registration, license, permit or other governmental approval or consent of any governmental or regulatory agency with respect to any product or service developed or provided by the Seller or its Subsidiaries, (ii) which could furnish a basis for the withdrawal, suspension or cancellation by order of any state, federal or foreign court of law of any product or service, or (iii) which could have a Material Adverse Effect on the continued operation of any facility of the Seller or its Subsidiaries or which could otherwise cause the Seller or its Subsidiaries to withdraw, suspend or cancel any such product or service from the market or to change the marketing classification of any such product or service. Each product or service provided by Seller or its Subsidiaries has been provided in accordance in all material respects with the specifications under which such product or service normally is and has been provided and the provisions of all applicable laws or regulations.

      3.25 Environmental Matters. None of the premises or any properties owned, occupied or leased by the Seller or its Subsidiaries (the "Premises") has been used by the Seller or the Subsidiaries or, to the Seller's knowledge, by any other Person, to manufacture, treat, store, or dispose of any substance that has been designated to be a "hazardous substance" under applicable Environmental Laws (hereinafter defined) ("Hazardous Substances") in violation of any applicable Environmental Laws. To its knowledge, the Seller has not disposed of, discharged, emitted or released any Hazardous Substances which would require, under applicable Environmental Laws, remediation, investigation or similar response activity. No Hazardous Substances are present as a result of the actions of the Seller or, to the Seller's knowledge, any other Person, in, on or under the Premises which would give rise to any liability or clean-up obligations of the Seller under applicable Environmental Laws. The Seller and, to the Seller's knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law, are in compliance with all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions in effect on the date of this Agreement relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any Hazardous Substance (the "Environmental Laws"). Neither the Seller nor, to the Seller's knowledge, any other Person for whose conduct it may be responsible pursuant to an agreement or by operation of law has received any written complaint, notice, order, or citation of any actual, threatened or alleged noncompliance with any of the Environmental Laws, and there is no proceeding, suit or investigation pending or, to the Seller's knowledge, threatened against the Seller or, to the Seller's knowledge, any such Person with respect to any violation or alleged violation of the Environmental Laws, and, to the knowledge of the Seller, there is no basis for the institution of any such proceeding, suit or investigation.

      3.26 Licenses; Compliance With FDA and Other Regulatory Requirements.

      (a) General. Except as disclosed in the Recent Reports, the Seller holds all material authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Seller and its Subsidiaries as presently operated (the "Governmental Authorizations"). All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Seller and its Subsidiaries are in material compliance with the terms of all the Governmental Authorizations. The Seller and its Subsidiaries have not engaged in any activity that, to their knowledge, would cause revocation or suspension of any such Governmental Authorizations. The Seller has no knowledge of any facts which could reasonably be expected to cause the Seller to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. Neither the execution, delivery nor performance of this Agreement shall adversely affect the status of any of the Governmental Authorizations.

      (b) FDA. Without limiting the generality of the representations and warranties made in paragraph (a) above, the Seller represents and warrants that
(i) the Seller and each of its Subsidiaries is in material compliance with all applicable provisions of the United States Federal Food, Drug, and Cosmetic Act (the "FDC Act"), (ii) its products and those of each of its Subsidiaries that are in the Seller's control are not adulterated or misbranded and are in lawful distribution, (iii) the United States Food and Drug Administration (the "FDA") has not initiated legal action with respect to the manufacturing of the Seller's products, such as seizures or FDA-required recalls, and Seller uses best efforts to comply with applicable FDA good manufacturing practice regulations, (iv) all adverse events that were known to and required to be reported by Seller to the FDA have been reported to the FDA in a timely manner, (v) neither the Seller nor any of its Subsidiaries is, to their knowledge, employing or utilizing the services of any individual who has been debarred under the FDC Act, (vi) all stability studies required to be performed for products distributed by the Seller or any of its Subsidiaries have been completed or are ongoing in material compliance with the applicable FDA requirements, and (vii) the Seller and its Subsidiaries is in compliance in all material respects with all applicable provisions of the Controlled Substances Act.

      3.27 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement, based upon any arrangement made by or on behalf of the Seller, which would make any Purchaser liable for any fees or commissions.

      3.28 Securities Laws. Neither the Seller nor its Subsidiaries nor any agent acting on behalf of the Seller or its Subsidiaries has taken or will take any action which might cause this Agreement or the Warrants to violate the Securities Act or the Exchange Act or any rules or regulations promulgated thereunder, as in effect on the Closing Date. Assuming that all of the representations and warranties of the Purchasers set forth in Article IV are true, all offers and sales of capital stock, securities and notes of the Seller were conducted and completed in compliance with the Securities Act. All shares of capital stock and other securities issued by the Seller and its Subsidiaries prior to the date hereof have been issued in transactions that were either registered offerings or were exempt from the registration requirements under the Securities Act and all applicable state securities or "blue sky" laws and in compliance with all applicable corporate laws.

      3.29 Disclosure. No representation or warranty made by the Seller in this Agreement, nor in any document, written information, financial statement, certificate, schedule or exhibit prepared and furnished by the Seller or the representatives of the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

          ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      Each Purchaser, for itself only, hereby severally and not jointly, represents and warrants to the Seller as follows:

      4.1 Existence and Power. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of such Purchaser's organization. The Purchaser has all powers required to carry on such Purchaser's business as now conducted.

      4.2 Authorization. The execution, delivery and performance by the Purchaser of this Agreement, the Related Documents to which such Purchaser is a party, and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized, and no additional action is required for the approval of this Agreement or the Related Documents. This Agreement and the Related Documents to which the Purchaser is a party have been or, to the extent contemplated hereby, will be duly executed and delivered and constitute valid and binding agreements of the Purchaser, enforceable against such Purchaser in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      4.3 Investment. The Purchaser is acquiring the securities described herein for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same, provided, however, that by making the representation herein, the Purchaser does not agree to hold any of the securities for any minimum or other specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser is aware that none of the securities has been registered under the Securities Act or under applicable state securities or blue sky laws. The Purchaser is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act (including without limitation, if the Purchaser is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and a self-directed plan, then investment decisions are made solely by persons that are "Accredited Investors").

      4.4 Reliance on Exemptions. The Purchaser understands that the Shares and Warrants are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Seller is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the securities.

      4.5 Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the securities and, at the present time, is able to afford a complete loss of such investment.

      4.6 General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

               ARTICLE V - COVENANTS OF THE SELLER AND PURCHASERS

      5.1 Insurance. The Seller and its Subsidiaries shall, from time to time upon the written request of the Purchasers, promptly furnish or cause to be furnished to the Purchasers evidence, in form and substance reasonably satisfactory to the Purchasers, of the maintenance of all insurance maintained by it for loss or damage by fire and other hazards, damage or injury to persons and property, including from product liability, and under workmen's compensation laws.

      5.2 Reporting Obligations. So long as any portion of the Warrants has not been exercised and has not expired by its terms, the Seller shall furnish to the Purchasers, or any other persons who hold any of the Warrants (provided that such subsequent holders give notice to the Seller that they hold Warrants and furnish their addresses) promptly upon their becoming available one copy of (A) each report, notice or proxy statement sent by the Seller to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and (B) any registration statement, prospectus or written communication pursuant to the Securities Act relating to the issuance or registration of the Shares and the Warrant Shares and filed by the Seller with the Commission or any securities market or exchange on which shares of Common Stock are listed; provided, however, that the Seller shall have no obligation to deliver periodic reports (pursuant to the Exchange Act) under this Section 5.2 to the extent such reports are publicly available.

      The Purchasers are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of the Seller which may have been furnished to the Purchasers hereunder, to any regulatory body or agency having jurisdiction over the Purchasers or to any Person which shall, or shall have right or obligation to succeed to all or any part of the Purchasers' interest in the Seller or this Agreement.

      5.3 Investigation. The representations, warranties, covenants and agreements set forth in this Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made. Without limiting the generality of the foregoing, the inability or failure of the Purchasers to discover any breach, default or misrepresentation by the Seller under this Agreement or the Related
Documents (including under any certificate furnished pursuant to this Agreement), notwithstanding the exercise by the Purchasers or other holders of the Shares of their rights hereunder to conduct an investigation shall not in any way diminish any liability hereunder.

      5.4 Further Assurances. The Seller shall, at its cost and expense, upon written request of the Purchasers, duly execute and deliver, or cause to be duly executed and delivered, to the Purchasers such further instruments and do and cause to be done such further acts as may be necessary, advisable or proper, at the reasonable request of the Purchasers, to carry out more effectually the provisions and purposes of this Agreement. The parties shall use their best efforts to timely satisfy each of the conditions described in Article VI of this Agreement.

      5.5 Use of Proceeds. The Seller covenants and agrees that the proceeds of the Purchase Price shall be used by the Seller for working capital and general corporate purposes; under no circumstances shall any portion of the proceeds be applied to:

            (i) accelerated repayment of debt existing on the date hereof;

            (ii) the payment of dividends or other distributions on any capital stock of the Seller;

            (iii)  increased  executive   compensation  or  loans  to  officers,
employees, stockholders or directors, unless approved by a disinterested majority of the Board of Directors;

            (iv) the purchase of debt or equity securities of any person, including the Seller and its Subsidiaries, except in connection with investment of excess cash in high quality (A1/P1 or better) money market instruments having maturities of one year or less; or

            (v) any expenditure not directly related to the business of the Seller.

      5.6 Corporate Existence. So long as a Purchaser owns Shares, Warrants or Warrant Shares, the Seller shall preserve and maintain and cause its
Subsidiaries to preserve and maintain their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of the Seller and its Subsidiaries (except, in each case, in the event of a merger or consolidation in which the Seller or its Subsidiaries, as applicable, is not the surviving entity) in each case where failure to so preserve or maintain could have a Material Adverse Effect on the financial condition, business or operations of the Seller and its Subsidiaries taken as a whole.

      5.7 Licenses. The Seller shall, and shall cause its Subsidiaries to, maintain at all times all material licenses or permits necessary to the conduct of its business and as required by any governmental agency or instrumentality thereof, including without limitation all FDA clearances and approvals.

      5.8 Taxes and Claims. The Seller and its Subsidiaries shall duly pay and discharge (a) all material taxes, assessments and governmental charges upon or against the Seller or its properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such taxes are being diligently contested in good faith and by appropriate proceedings, and appropriate reserves therefor have been established, and (b) all material lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of the Seller or its Subsidiaries unless and to the extent only that the same are being diligently contested in good faith and by appropriate proceedings and appropriate reserves therefor have been established.

      5.9 Perform Covenants. The Seller shall duly comply with all the terms and covenants contained herein and in each of the instruments and documents given to the Purchasers in connection with or pursuant to this Agreement, all at the times and places and in the manner set forth herein or therein.

      5.10 Additional Covenants.

      (a) Except for transactions approved by a majority of the disinterested directors of the Board of Directors, neither the Seller nor any of its Subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Seller or any of its Subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, with the exception of transactions which are consummated upon terms that are no less favorable than would be available if such transaction had been effected at arms-length, in the reasonable judgment of the Board of Directors.

      (b) The Seller shall timely prepare and file with the Securities and Exchange Commission the form of notice of the sale of securities pursuant to the requirements of Regulation D regarding the sale of the Shares and Warrants under this Agreement.

      (c) The Seller shall timely prepare and file such applications, consents to service of process (but not including a general consent to service of process) and similar documents and take such other steps and perform such further acts as shall be required by the state securities law requirements of each jurisdiction where a Purchaser resides as indicated on Schedule 1 with respect to the sale of the Shares and Warrants under this Agreement.

      (d) Neither the Seller nor any of its Affiliates, nor any Person acting on its or their behalf, shall directly or indirectly make any offers or sales of any securities or solicit any offers to buy any securities under circumstances that would cause the loss of the 4(2) exemption under the Securities Act for the transactions contemplated hereby. Subject to any consent or approval rights of the Purchasers hereunder, in the event the Seller contemplates an offering of its equity or debt securities within six months following the Closing Date, the Seller agrees that it shall notify the Purchasers of such offering (without providing any material non-public information to any Purchaser without its prior approval), and upon the reasonable request of Purchasers purchasing at least 75% of the Shares hereunder, the Seller shall first disclose the terms and conditions and other relevant facts of such proposed transaction to Nasdaq and obtain from Nasdaq its assurance that such transaction will not be integrated with the offering which is the subject of this Agreement for purposes of the Nasdaq rules requiring shareholder approval of the issuance of 20% or more of an issuer's outstanding common stock. In the event the Seller fails to obtain such assurance, then the Seller shall not issue or sell any such securities without the prior written consent of Purchasers purchasing at least 75% of the Shares hereunder, provided that the Seller may sell or issue securities without such consent if (i) it obtains prior shareholder approval for such sale or issuance in compliance with NASD rules or (ii) such sale or issuance is to a pharmaceutical company in connection with a strategic transaction and not primarily as a capital raising transaction, so long as the Seller has not affirmatively been notified (orally or in writing) by Nasdaq that it is reasonably likely to treat such sale or issuance as being integrated with the transactions contemplated under this Agreement. In the event that the transactions contemplated under this Agreement are deemed integrated with any other transaction(s) by the NASD, then the Seller shall as soon as possible seek the approval of its stockholders and take such other action to authorize the issuance of the full number of Shares and Warrant Shares and the full amount of securities issued and/or to be issued in such other transaction.

      5.11 Securities Laws Disclosure; Publicity. The Seller shall (i) on or promptly after the Closing Date, issue a press release acceptable to The Tail Wind Fund Ltd. disclosing the transactions contemplated hereby, and (ii) after the Closing Date, file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby. Except as provided in the preceding sentence, neither the Seller nor the Purchasers shall make any press release or other publicity about the terms of this Agreement or the transactions contemplated hereby without the prior approval of the other unless otherwise required by law or the rules of the Commission or Nasdaq.

      5.12 Like Treatment of Purchasers and Holders. Neither the Seller nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration (immediate or contingent), whether by way of interest, fee, payment for redemption, conversion or exercise of the Securities, or otherwise, to any Purchaser or holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment to any terms or provisions of this Agreement or the Related Documents, unless such consideration is required to be paid to all Purchasers or holders of Securities bound by such consent, waiver or amendment. The Seller shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all Purchasers or holders of Securities, as the case may be, on identical terms.

      5.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement or any Related Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any such agreement. Nothing contained herein or in any Related Documents, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by such agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Related Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser represents that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the Related Documents. For reasons of administrative convenience only, the Purchasers acknowledge and agree that they and their respective counsel have chosen to communicate with the Seller through Peter J. Weisman, P.C., but Peter J. Weisman, P.C. does not represent any of the Purchasers in this transaction other than The Tail Wind Fund Ltd. (the "Lead Investor") and Solomon Strategic Holdings, Inc.

                       ARTICLE VI - CONDITIONS TO CLOSING

      6.1 Conditions to Obligations of Purchasers to Effect the Closing. The obligations of a Purchaser to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing, of each of the following conditions, any of which may be waived, in writing, by a Purchaser:

      (a) The Seller shall deliver or cause to be delivered to each of the Purchasers the following:

      1. (i) (A) One or more certificates evidencing the aggregate number of Shares of the Common Stock, duly authorized, issued, fully paid and non-assessable, as is indicated on Schedule 1 to be purchased at the Closing by such Purchaser, registered in the name of such Purchaser, in such denominations as is indicated on Schedule 1 for such Purchaser ("Share Certificates") or (B) a copy of irrevocable transfer agent instructions (I) that have been delivered to the Seller's transfer agent and (II) instruct the Seller's transfer agent to issue the Share Certificates, (III) that are acknowledged in writing by the Company's transfer agent and (IV) that are in form and substance satisfactory to the Lead Investor; provided that, in any case, the Company shall deliver or cause to be delivered the original Share Certificates as soon as practicable following the Closing;

            (ii) One or more certificates evidencing the Warrants, registered in the name of such Purchaser, in such denominations as is indicated on Schedule 1 for such Purchaser, pursuant to which such Purchaser shall be initially entitled to purchase that number of shares of Common Stock as is indicated on Schedule 1 or a facsimile copy of such Warrant Certificates, provided that, in any case, the Company shall deliver or cause to be delivered the original Warrant Certificates as soon as practicable following the Closing.

      2. The Investor Rights Agreement, in the form attached hereto as Exhibit C (the "Investor Rights Agreement"), duly executed by the Seller.

      3. A legal opinion of Katten Muchin Zavis Rosenman ("Seller's Counsel"), counsel to the Seller, in the form attached hereto as Exhibit D.

      4. A legal opinion of Schreck Brignone ("Nevada Counsel"), Nevada counsel to the Seller, in the form attached hereto as Exhibit E.

      5. A certificate of the Secretary of the Seller (the "Secretary's Certificate"), in form and substance satisfactory to the Purchasers, certifying as follows:

            (i) that attached to the Secretary's Certificate is a true and complete copy of the Articles of Incorporation of the Seller, as amended, including any and all certificates of designation;

            (ii) that a true copy of the Bylaws of the Seller, as amended to the Closing Date, is attached to the Secretary's Certificate;

            (iii) that attached thereto are true and complete copies of the resolutions of the Board of Directors of the Seller authorizing the execution, delivery and performance of this Agreement and the Related Documents, instruments and certificates required to be executed by it in connection herewith and approving the consummation of the transactions in the manner contemplated hereby including, but not limited to, the authorization and issuance of the Shares and Warrants;

            (iv) the names and true signatures of the officers of the Seller signing this Agreement and all other documents to be delivered in connection with this Agreement;

            (v) such other matters as required by this Agreement; and

            (vi) such other matters as the Purchasers may reasonably request.

      6. A wire transfer representing the amounts due for reasonable legal fees and other expenses as described in Section 8.2 hereof.

      7. Seller shall have applied to each U.S. securities exchange, interdealer quotation system and other trading market where its Common Stock is currently listed or qualified for trading or quotation for the listing or qualification of the Shares and the Warrant Shares for trading or quotation thereon in the time and manner required thereby.

      8. Such other documents as the Purchasers shall reasonably request.

      (b) The Seller shall have entered into a Closing Escrow Agreement with Peter J. Weisman, P.C. (the "Escrow Agent") in the form attached hereto as Exhibit F (the "Closing Escrow Agreement") pursuant to which the Escrow Agent shall hold certain funds and documents described therein. Each of the Purchasers authorizes the Lead Investor to enter into the Closing Escrow Agreement and to act in the capacity described therein.

      6.2 Conditions to Obligations of the Seller to Effect the Closing. The obligations of the Seller to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by the Seller:

      (a) Each of the Purchasers shall deliver or cause to be delivered to the Seller (i) upon receipt of the Seller's items described in Section 6.1 above, payment of the portion of the Purchase Price set forth opposite each Purchaser's name on Schedule 1, in cash by wire transfer of immediately available funds to an account designated in writing by Seller prior to the date hereof; (ii) an executed copy of this Agreement; (iii) an executed copy of the Investor Rights Agreement; and (iv) such other documents as the Seller shall reasonably request.

             ARTICLE VII - INDEMNIFICATION, TERMINATION AND DAMAGES

      7.1 Survival of Representations. Except as otherwise provided herein, the representations and warranties of the Seller and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing Date and shall continue in full force and effect for a period of three (3) years from the Closing Date; provided, however, that the
Seller's warranties and representations under Sections 3.13 (Taxes), 3.19 (Subsidiaries and Investments), 3.20 (Capitalization), and 3.21 (Options, Warrants, Rights), shall survive the Closing Date and continue in full force and effect until the expiration of all applicable statutes of limitation; and further provided that the Seller's warranties and representations under Section
3.25 (Environmental Matters) shall survive the Closing Date and continue in full force and effect for a period of six (6) years from the Closing Date. The Seller's and the Purchasers' warranties and representations shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Seller or the Purchasers.

      7.2 Indemnification.

      (a) The Seller agrees to indemnify and hold harmless the Purchasers, their Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (i) any breach or default in the performance by the Seller of any covenant or agreement made by the Seller in this Agreement or in any of the Related Documents; (ii) any breach of warranty or representation made by the Seller in this Agreement or in any of the Related Documents (iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

      (b) Each Purchaser, severally and not jointly and as to itself only, agrees to indemnify and hold harmless the Seller, its Affiliates, each of their officers, directors, employees and agents and their respective successors and assigns, from and against any losses, damages, or expenses which are caused by or arise out of (A) any breach or default in the performance by such Purchaser of any covenant or agreement made by such Purchaser in this Agreement or in any of the Related Documents; (B) any breach of warranty or representation made by such Purchaser in this Agreement or in any of the Related Documents; and (C) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing; provided, however, that such Purchaser's liability under this Section 7.2(b) shall not exceed the Purchase Price paid by such Purchaser hereunder.

      7.3 Indemnity Procedure. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party". An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

      The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties or representation of both parties by the same counsel would be inappropriate due to conflicts of interest or otherwise. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim. The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

      With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim. Notwithstanding the foregoing, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

                          ARTICLE VIII - MISCELLANEOUS

      8.1 Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.

      8.2 Fees and Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay to Tail Wind Advisory and Management Ltd. a non-refundable sum equal to $40,000 as and for legal and due diligence expenses incurred in connection herewith, half of which amount has been previously paid. The Company shall pay all fees and expenses of any placement agents or finders in connection with the transactions contemplated by this Agreement pursuant to a separate agreement between such parties.

      8.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York City time) on any business day, or (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express. The address for such notices and communications shall be as follows:

      If to the Purchasers at each Purchaser's address set forth under its name on Schedule 1 attached hereto, or with respect to the Seller, addressed to:

                                    NexMed, Inc.
                                    350 Corporate Boulevard
                                    Robbinsville, NJ  08691
                                    Attention:  Chief Financial Officer
                                    Facsimile No.:  609-208-1622

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Seller shall be sent to Katten Muchin Zavis Rosenman, 575 Madison Avenue, New York, NY 10022, Attn: Robert Kohl, Esq., Facsimile No. (212) 940-8776. Copies of notices to any Purchaser shall be sent to the addresses, if any, listed on Schedule 1 attached hereto.

      Unless otherwise stated above, such communications shall be effective when they are received by the addressee thereof in conformity with this Section. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

      8.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and enforced in accordance with the laws of the State of New York without reference to the conflicts of laws principles thereof.

      8.5 Jurisdiction and Venue. This Agreement shall be subject to the exclusive jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of New York by virtue of a failure to perform an act required to be performed in the State of New York and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in New York County, New York, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court, Southern District of New York and if such court does not have proper jurisdiction, the State Courts of New York County, New York has been brought in an inconvenient forum. Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8.5 shall affect or limit any right to serve process in any other manner permitted by law.

      8.6 Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Purchasers shall be permitted to assign this Agreement to any Person to whom it assigns or transfers securities issued or issuable pursuant to this Agreement. Any assignee must be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

      8.7 Severability. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

      8.8 Entire Agreement. This Agreement and the other agreements and instruments referenced herein constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

      8.9 Other Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

      8.10 Amendment and Waivers. Subject to Section 5.12, any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Seller and the Purchasers purchasing at least 75% of the Shares hereunder, and such waiver or amendment, as the case may be, shall be binding upon all Purchasers. The waiver by a party of any breach hereof or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default. This Agreement may not be amended or supplemented by any party hereto except pursuant to a written amendment executed by the Seller and the Purchasers purchasing at least 75% of the Shares hereunder. No amendment shall be effected to impact a holder of Securities in a disproportionately adverse fashion without the consent of such individual holder.

      8.11 No Waiver. The failure of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions.

      8.12 Construction of Agreement; Knowledge. For purposes of this Agreement, the term "knowledge," when used in reference to a corporation means the knowledge of the directors and executive officers of such corporation (including, if applicable, any person designated as a chief scientific, medical or technical officer) assuming such persons shall have made inquiry that is customary and appropriate under the circumstances to which reference is made, and when used in reference to an individual means the knowledge of such individual assuming the individual shall have made inquiry that is customary and appropriate under the circumstances to which reference is made.

      8.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      8.14 No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

      8.15 Waiver of Trial by Jury. THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:

NEXMED, INC.


By: /s/ Y. Joseph Mo
    ----------------
Name:  Y. Joseph Mo, Ph. D.
Title: President & C.E.O.

PURCHASER:

Print Exact Name:              The Tail Wind Fund Ltd.
By:                            Tail Wind ADVISORY & MANAGEMENT LTD.,
                               as investment manager

         By:                   /s/ David Crook
         Name:                 David Crook
         Title:                CEO

Address:                       c/o Tail Wind Advisory & Management Ltd.
                               1 Regent Street, 1st Floor
                               London SW1Y 4NS
                               England
                               Attn: David Crook

Telephone:                     011-44-207-468-7660

Facsimile:                     011-44-207-468-7657

Email:                         dcrook@tailwindam.com

Amount of Investment:          $   500,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Bristol Investment Fund, Ltd.

         By:                   /s/ Paul Kessler
         Name:                 Paul Kessler
         Title:                Director

Address:                       (for notice and delivery of securities)
                               c/o Bristol Capital Advisors, LLC
                               10990 Wilshire Boulevard, Suite 1410
                               Los Angeles, California  90024

Telephone:                     (310) 696-0333

Facsimile:                     (310) 696-0334

Email:                         pkessler@bristolcompanies.net,
                               amy@bristolcompanies.net

Amount of Investment:          $   650.000.00

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              XMark Opportunity Fund, L.P.

         By:                   /s/ David C. Cavalier
                               ----------------------
         Name:                 David C. Cavalier
         Title:                Chief Operating Officer

Address:                       152 West 57th Street, 21st Fl.
                               New York, NY 10019

Telephone:                     (212) 247-8200

Facsimile:                     (212) 247-1329

Email:                         dcavalier@xmarkfunds.com

Amount of Investment:          $   300,000.00

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              XMark Opportunity Fund, Ltd.

         By:                   /s/ David C. Cavalier
                               ----------------------
         Name:                 David C. Cavalier
         Title:                Chief Operating Officer

Address:                       152 West 57th Street, 21st Fl.
                               New York, NY 10019

Telephone:                     (212) 247-8200

Facsimile:                     (212) 247-1329

Email:                         dcavalier@xmarkfunds.com

Amount of Investment:          $   300,000.00

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              XMark Fund, L.P.

         By:                   /s/ David C. Cavalier
                               ----------------------
         Name:                 David C. Cavalier
         Title:                Chief Operating Officer

Address:                       152 West 57th Street, 21st Fl.
                               New York, NY 10019

Telephone:                     (212) 247-8200

Facsimile:                     (212) 247-1329

Email:                         dcavalier@xmarkfunds.com

Amount of Investment:          $   200,000.00

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              XMark Fund Ltd.

         By:                   /s/ David C. Cavalier
                               ----------------------
         Name:                 David C. Cavalier
         Title:                Chief Operating Officer

Address:                       152 West 57th Street, 21st Fl.
                               New York, NY 10019

Telephone:                     (212) 247-8200

Facsimile:                     (212) 247-1329

Email:                         dcavalier@xmarkfunds.com

Amount of Investment:          $   200,000.00

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Enable Growth Partners

         By:                   /s/ Mitch Levine
         Name:                 Mitch Levine
         Title:                Managing Partner

                               Address: One Ferry Building,
                               Suite 255
                               San Francisco, CA 94111

Telephone:                     415-677-1577

Facsimile:                     415-677-1580

Email:                         mlevine@enablecapital.com

Amount of Investment:          $   250,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Ronald S. Loshin

         By:                   /s/ Ronald S. Loshin
                               ---------------------
         Name:                 Ronald S. Loshin
         Title:                Purchaser

Address:                       130 Van Winkle Drive
                              San Anselmo, CA 94960

Telephone:                     415/460-1500

Facsimile:                     415-925-0990

Email:                         banklease@aol.com

Amount of Investment:          $   200,000.00

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Harvey Lamm

         By:                   /s/ Harvey Lamm
         Name:                 Harvey Lamm
         Title:

Address:                       Three Bala Plaza East
                               Suite 123
                               Bala Cynwyd, PA  19004-3482

Telephone:                     610-617-7388

Facsimile:                     610-617-7389

Email:                         Harlamm@aol.com

Amount of Investment:          $   64,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Randall McCathren

         By:                   /s/ Randall McCathren
         Name:                 Randall McCathren
         Title:

Address:                       Randall McCathren
                               Suite 100
                               2021 Richard Jones Rd.
                               Nashville, TN 37215

Telephone:                     615-383-1930

Facsimile:                     615-383-2588

Email:                         rmacathren@banklease.com

Amount of Investment:          $   200,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Richard T. Schliesmann

         By:                   /s/ Richard T. Schliesmann
                               ---------------------------
         Name:                 Richard T. Schliesmann
         Title:                Purchaser

Address:                       22 Olive Avenue
                               P.O. Box 1448
                               Ross, CA 94957

Telephone:                     415-456-2806  415-518-1680

Facsimile:                     415-925-0990

Email:                         RTSCHLIESMANN@YAHOO.COM

Amount of Investment:          $   50,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Jim Shroyer

         By:                   /s/ Jim Shroyer
         Name:                 Jim Shroyer
         Title:                Purchaser

Address:                       100 Larkspur Landing Circle #206
                               Larkspur, CA 94939

Telephone:                     415-328-9000

Facsimile:                     415-464-9017

Email:                         jimshroyer@homethrift.com

Amount of Investment:          $   200,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Daniel M. O'Neill

         By:                   /s/ Daniel M. O'Neill
                               ----------------------
         Name:                 Daniel M. O'Neill
         Title:

Address:                       592 10th Street #1
                               Brooklyn, NY 11215

Telephone:                     718-499-2224

Facsimile:

Email:                         dmo770@yahoo.com

Amount of Investment:          $   50,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Lawrence Zalk

         By:                   /s/ Lawrence Zalk
                               ------------------
         Name:                 Lawrence Zalk
         Title:

Address:                       51 Falmouth Street
                               Short Hills, NJ 07070

Telephone:                     973-564-5957

Facsimile:                     908-232-4650

Email:

Amount of Investment:          $   150,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Caduceus Capital Master Fund Limited

         By:                   /s/ Samuel D. Isaly
                               --------------------
         Name:                 Samuel D. Isaly
         Title:                Investment Advisor

Address:                       Attn: Jennifer Cronin
                               c/o: Bear Stearns
                               One Metrotech Center North
                               Brooklyn, NY 11201

Telephone:                     212-739-6400

Facsimile:                     212-739-6444

Email:                         kanareka@orbimed.com

Amount of Investment:          $   194,560

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Caduceus Capital II, L.P.

         By:                   /s/ Samuel D. Isaly
                               --------------------
         Name:                 Samuel D. Isaly
         Title:                General Partner

Address:                       Attn: Jennifer Cronin
                               c/o: Bear Stearns
                               One Metrotech Center North
                               Brooklyn, NY 11201

Telephone:                     212-739-6400

Facsimile:                     212-739-6444

Email:                         kanareka@orbimed.com

Amount of Investment:          $   97,280

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              UBS Eucaplyptus Fund, L.L.C.

         By:                   /s/ Samuel D. Isaly
                               --------------------
         Name:                 Samuel D. Isaly
         Title:                JV Partner

Address:                       Attn: Julie Whittaker
                               c/o FFPC Trust
                               8800 Tinicum Blvd.
                               Philadelphia, PA 19153

Telephone:                     212-739-6400

Facsimile:                     212-739-6444

Email:                         kanareka@orbimed.com

Amount of Investment:          $   160,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              PW Eucalyptus Fund, Ltd.

         By:                   /s/ Samuel D. Isaly
                               --------------------
         Name:                 Samuel D. Isaly
         Title:                JV Partner

Address:                       Attn: Julie Whittaker
                               c/o PFPC Trust
                               8800 Tinicum Blvd.
                               Philadelphia, PA 19153

Telephone:                     212-739-6400

Facsimile:                     212-739-6444

Email:                         kanareka@orbimed.com

Amount of Investment:          $   17,920

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              HFR SHC Aggressive Master Trust

         By:                   /s/ Samuel D. Isaly
                               --------------------
         Name:                 Samuel D. Isaly
         Title:                Investment Advisor

Address:                       Attn: Jennifer Cronin
                               c/o: Bear Stearns
                               One Metrotech Center North
                               Brooklyn, NY 11201

Telephone:                     212-739-6400

Facsimile:                     212-739-6444

Email:                         kanareka@orbimed.com

Amount of Investment:          $   30,240

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Omicron Master Trust

         By:                   /s/ Bruce Bernstein
                               --------------------
         Name:                 Bruce Bernstein
         Title:                Managing Partner

Address:                       650 Fifth Avenue, 24th Floor
                               New York, NY 10019
                                Attn: Brian Daly

Telephone:                     212-258-2302

Facsimile:                     212-258-2315

Email:                         bd@omicroncapital.com

Amount of Investment:          $   500,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Midsummer Investment, Ltd.

         By:                   /s/ Scott D. Kaufman
                               ---------------------
         Name:                 Scott D. Kaufman
         Title:                Managing Director,
                               Midsummer Capital LLC
                               Acting as investment manager of
                               Midsummer Investment, Ltd.

Address:                       485 Madison Avenue
                               23rd Floor
                               New York, NY 10022

Telephone:                     212-584.2143

Facsimile:                     212-584.2142

Email:                         sk@midsummercapital.com

Amount of Investment:          $   500,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Clarion Capital Corporation

         By:                   /s/ Martin A. Cohen
                               --------------------
         Name:                 Martin A. Cohen
         Title:                Chairman

Address:                       1301 East 9th Street, Suite 1120
                               Cleveland, Ohio 44114

Telephone:                     216-687-8948

Facsimile:                     216-694-3545

Email:                         tom@clariongrp.com

Amount of Investment:          $   150,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Chula Partners, L.P.

         By:                   /s/ Warren Berman
                               ------------------
         Name:                 Warren Berman
         Title:                General Partner

Address:                       504 North Fourth St.
                               Suite 102
                               Fairfield, IA 52556

Telephone:                     641-472-4887

Facsimile:                     641-472-6929

Email:                         ees@cisco.com

Amount of Investment:          $   240,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Allison L. Berman Trust

         By:                   /s/ Barry Prater
                               --------------------------
         Name:                 Barry Prater
         Title:                Trustee

Address:                       504 North Fourth St.
                               Suite 102
                               Fairfield, IA 52556

Telephone:                     641-472-4887

Facsimile:                     641-472-6929

Email:                         ees@cisco.com

Amount of Investment:          $   20,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Ann Berman Credit Shelter Trust

         By:                   /s/ Warren Berman
                               ------------------
         Name:                 Warren Berman
         Title:                Trustee

Address:                       504 North Fourth St.
                               Suite 102
                               Fairfield, IA 52556

Telephone:                     641-472-4887

Facsimile:                     641-472-6929

Email:                         ees@cisco.com

Amount of Investment:          $   20,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Ari D. Berman Trust

         By:                   /s/ Barry Prater
         Name:                 Barry Prater
         Title:                Trustee

Address:                       504 North Fourth St.
                               Suite 102
                               Fairfield, IA 52556

Telephone:                     641-472-4887

Facsimile:                     641-472-6929

Email:                         ees@cisco.com

Amount of Investment:          $   20,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Christopher H. Berg Revocable Trust
                               UA - 3-28-95

         By:                   /s/ Chris Berg
         Name:                 Chris Berg
         Title:                Trustee

Address:                       150 Dudley Avenue
                               Piedmont, CA 94611

Telephone:                     510-547-5176

Facsimile:                     510-547-0223

Email:                         chberg@pacbell.net

Amount of Investment:          $   350,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              ProMed Partners, L.P.

         By:                   /s/ Barry Kurokawa
                               -------------------
         Name:                 Barry Kurokawa
         Title:                Managing Director

Address:                       237 Park Avenue.  9th Floor
                               New York, NY 10017

Telephone:                     212-692-3625

Facsimile:                     212-692-3627

Email:                         bkurokawa@promedmgmt.com

Amount of Investment:          $   547,196.16
                                   427,497 shares
                                   170,998.8 A Warrants
                                   42,749.7 B Warrants

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              ProMed Partners II, L.P.

         By:                   /s/ Barry Kurokawa
                               -------------------
         Name:                 Barry Kurokawa
         Title:                Director

Address:                       237 Park Avenue.  9th Floor
                               New York, NY 10017

Telephone:                     212-692-3625

Facsimile:                     212-692-3627

Email:                         bkurokawa@promedmgmt.com

Amount of Investment:          $   130,455.04
                                 101,918 shares
                                   40,267.2 A Warrants
                                   10,191.8 B Warrants

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              ProMed Offshore Fund, Ltd.

         By:                   /s/ Barry Kurokawa
                               -------------------
         Name:                 Barry Kurokawa
         Title:                Director

Address:                       237 Park Avenue.  9th Floor
                               New York, NY 10017

Telephone:                     212-692-3625

Facsimile:                     212-692-3627

Email:                         bkurokawa@promedmgmt.com

Amount of Investment:          $   87,528.96
                                   68,382 shares
                                   27,352.8 A Warrants
                                   6,838.2 B Warrants

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              ProMed Offshore Fund II, Ltd.

         By:                   /s/ Barry Kurokawa
                               -------------------
         Name:                 Barry Kurokawa
         Title:                Director

Address:                       237 Park Avenue.  9th Floor
                               New York, NY 10017

Telephone:                     212-692-3625

Facsimile:                     212-692-3627

Email:                         bkurokawa@promedmgmt.com

Amount of Investment:          $   534,821.12
                                   417,829 shares
                                   167,131.6 A Warrants
                                   41,782.9 B Warrants

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Robert C. Ciricillo

         By:                   /s/ Robert C. Ciricillo
                               ------------------------
         Name:                 Robert C. Ciricillo
         Title:

Address:                       335 East 51st Street
                               Apartment#11A
                               New York, NY 10022

Telephone:                     212-980-5409

Facsimile:                     212-758-4496

Email:                         ciricillo@aol.com

Amount of Investment:          $   50,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

PURCHASER:

Print Exact Name:              Rosmor Limited Partnership

         By:                   /s/ Martin A. Boher
                               --------------------
         Name:                 Martin A. Boher
         Title:                General Partner

Address:                       1801 East 9th Street
                               Suite 1120
                               Cleveland, Ohio 44114

Telephone:                     216-697-8748

Facsimile:                     216-694-3545

Email:                         tom@clariongrp.com

Amount of Investment:          $   70,000

                     [Omnibus NexMed, Inc. Common Stock and
                   Warrant Purchase Agreement Signature Page]

            SCHEDULE 1 TO COMMON STOCK AND WARRANT PURCHASE AGREEMENT

               PURCHASERS AND SHARES OF COMMON STOCK AND WARRANTS

------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                                                                             COMMON STOCK
NAME, ADDRESS AND FAX NUMBER OF PURCHASER          COPIES OF NOTICES TO   SHARES OF COMMON UNDERLYING WARRANTS            PURCHASE
                                                                           STOCK PURCHASED  A WARRANTS    B WARRANTS      PRICE
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
THE TAIL WIND FUND LTD.                    Peter J. Weisman, P.C.             390,625         156,250        39,063      $500,000

c/o Tail Wind Advisory & Management Ltd.   335 Madison Avenue
1 Regent Street, First Floor               Suite 1702
London, SW1Y 4NS, UK                       New York, NY  10017
Fax:  011-44-207-468-7657                  Fax: 212-317-8666
Email: dcrook@tailwindam.com               Email: pweisman@pweisman.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
BRISTOL INVESTMENT FUND, LTD.                                                 507,812         203,125        50,781      $650,000
c/o Bristol Capital Advisors, LLC
10990 Wilshire Blvd.
Suite 1410
Los Angeles, Ca  90024
Fax: 310-696-0334
Email: pkessler@bristolcompanies.net;
amy@bristolcompanies.net
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                                                                             COMMON STOCK
NAME, ADDRESS AND FAX NUMBER OF PURCHASER          COPIES OF NOTICES TO   SHARES OF COMMON UNDERLYING WARRANTS            PURCHASE
                                                                           STOCK PURCHASED  A WARRANTS    B WARRANTS      PRICE
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                           Xmark Asset Management, LLC
                                           Attn: Anne (212) 247-1329
                                           301 Tresser Boulevard, Ste 1315
XMARK OPPORTUNITY FUND, L.P.               Stamford, CT 06901
c/o Xmark Asset Management, LLC            Attn: Anne Abramczyk
152 West 57th Street                       Fax: 212-247-1329
21st Floor                                 and                                234,375         93,750         23,438      $300,000
                                           ---
New York, NY 10019                         Lowenstein Sandler PC
Attn: Anne Abramczyk                       65 Livingston Avenue
Fax (212) 247-1329                         Roseland, New Jersey 07068
Email: dcavalier@xmarkfunds.com            Attn:  Steven E. Siesser, Esq.
       ------------------------
                                           Fax: (973) 597-2507
                                           Email: ssiesser@lowenstein.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                           Xmark Asset Management, LLC
                                           Attn: Anne (212) 247-1329
                                           301 Tresser Boulevard, Ste 1315
XMARK OPPORTUNITY FUND, LTD.               Stamford, CT 06901
c/o Xmark Asset Management, LLC            Attn: Anne Abramczyk
152 West 57th Street                       Fax: 212-247-1329
21st Floor                                 and                                234,375         93,750         23,438      $300,000
                                           ---
New York, NY 10019                         Lowenstein Sandler PC
Attn: Anne Abramczyk                       65 Livingston Avenue
Fax (212) 247-1329                         Roseland, New Jersey 07068
Email: dcavalier@xmarkfunds.com            Attn:  Steven E. Siesser, Esq.
       ------------------------
                                           Fax: (973) 597-2507
                                           Email: ssiesser@lowenstein.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                                                                             COMMON STOCK
NAME, ADDRESS AND FAX NUMBER OF PURCHASER          COPIES OF NOTICES TO   SHARES OF COMMON UNDERLYING WARRANTS            PURCHASE
                                                                           STOCK PURCHASED  A WARRANTS    B WARRANTS      PRICE
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                           Xmark Asset Management, LLC
                                           Attn: Anne (212) 247-1329
                                           301 Tresser Boulevard, Ste 1315
XMARK FUND, L.P.                           Stamford, CT 06901
c/o Xmark Asset Management, LLC            Attn: Anne Abramczyk
152 West 57th Street                       Fax: 212-247-1329
21st Floor                                 and                                156,250         62,500         15,625      $200,000
                                           ---
New York, NY 10019                         Lowenstein Sandler PC
Attn: Anne Abramczyk                       65 Livingston Avenue
Fax (212) 247-1329                         Roseland, New Jersey 07068
Email: dcavalier@xmarkfunds.com            Attn:  Steven E. Siesser, Esq.
       ------------------------
                                           Fax: (973) 597-2507
                                           Email: ssiesser@lowenstein.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                           Xmark Asset Management, LLC
                                           Attn: Anne (212) 247-1329
                                           301 Tresser Boulevard, Ste 1315
XMARK FUND, LTD.                           Stamford, CT 06901
c/o Xmark Asset Management, LLC            Attn: Anne Abramczyk
152 West 57th Street                       Fax: 212-247-1329
21st Floor                                 and                                156,250         62,500         15,625      $200,000
                                           ---
New York, NY 10019                         Lowenstein Sandler PC
Attn: Anne Abramczyk                       65 Livingston Avenue
Fax (212) 247-1329                         Roseland, New Jersey 07068
Email: dcavalier@xmarkfunds.com            Attn:  Steven E. Siesser, Esq.
       ------------------------
                                           Fax: (973) 597-2507
                                           Email: ssiesser@lowenstein.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
ENABLE GROWTH PARTNERS
One Ferry Bldg, # 255
San Francisco, CA  94111
Attn: Mitch Levine                                                            195,312         78,125         19,531      $250,000
T:415.677.1577
F:415.677.1580
mlevine@enablecapital.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                                                                             COMMON STOCK
NAME, ADDRESS AND FAX NUMBER OF PURCHASER          COPIES OF NOTICES TO   SHARES OF COMMON UNDERLYING WARRANTS            PURCHASE
                                                                           STOCK PURCHASED  A WARRANTS    B WARRANTS      PRICE
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
RONALD S. LOSHIN
130 Van Winkle Drive
San Anselino, CA  94960                                                       156,250         62,500         15,625      $200,000
Fax: (415) 925-0990
Banklease@aol.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
HARVEY LAMM
3 Bala Plaza East, Ste 123
Bala Cynwyd, PA 19004-3482                                                    50,000          20,000         5,000        $64,000
Fax: 610-617-7389
HARLAMM@aol.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
RANDALL R. MCCATHREN
2021 Richard Jones Rd.
Suite 100
Nashville, TN 37215                                                           156,250         62,500         15,625      $200,000
Fax: (615) 383-2588
rmccathren@banklease.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

RICHARD T. SCHLIESMANN
22 Olive Avenue
P.O. Box 1448                                                                 39,062          15,625         3,906        $50,000
Ross, CA 94957
Fax: 415-925-0990
rtschliesmann@yahoo.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
JIM SHROYER
100 Larkspur Landing Circle Suite 206
Larkspur, CA  94939                                                           156,250         62,500         15,625      $200,000
Fax: 415-464-9017
jimshroyer@homethrift.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

DANIEL M. O'NEILL
592 10th Street #1
Brooklyn, NY 11215                                                            39,062          15,625         3,906        $50,000
Fax: 212-697-0682
dmo770@yahoo.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                                                                             COMMON STOCK
NAME, ADDRESS AND FAX NUMBER OF PURCHASER          COPIES OF NOTICES TO   SHARES OF COMMON UNDERLYING WARRANTS            PURCHASE
                                                                           STOCK PURCHASED  A WARRANTS    B WARRANTS      PRICE
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
LAURENCE ZALK
51 Falmouth St.
Short Hills, NJ  07078                                                        117,187         46,875         11,719      $150,000
Fax: (908) 232-4650
sdeluca@mycomcast.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
CADUCEUS CAPITAL MASTER FUND LIMITED
c/o Bear Stearns
One MetroTech Center North
Brooklyn, NY  11201
Attn: Jennifer Cronin                                                         152,000         60,800         15,200      $194,560
T: (212) 739-6400
F: (212) 739-6444
borhos@orbimed.com
kanareka@orbimed.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
CADUCEUS CAPITAL II, L.P.
c/o Bear Stearns
One MetroTech Center North
Brooklyn, NY  11201
Attn: Jennifer Cronin                                                         76,000          30,400         7,600        $97,280
T: (212) 739-6400
F: (212) 739-6444
borhos@orbimed.com
kanareka@orbimed.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
UBS EUCALYPTUS FUND, L.L.C.
c/o PFPC Trust
8800 Tinicum Blvd.
Philadelphia, PA  19153
Attn: Julie Whittaker Cronin                                                  125,000         50,000         12,500      $160,000
T: (212) 739-6400
F: (212) 739-6444
borhos@orbimed.com
kanareka@orbimed.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                                                                             COMMON STOCK
NAME, ADDRESS AND FAX NUMBER OF PURCHASER          COPIES OF NOTICES TO   SHARES OF COMMON UNDERLYING WARRANTS            PURCHASE
                                                                           STOCK PURCHASED  A WARRANTS    B WARRANTS      PRICE
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
PW EUCALYPTUS FUND, LTD.
c/o PFPC Trust
8800 Tinicum Blvd.
Philadelphia, PA  19153
Attn: Julie Whittaker Cronin                                                  14,000           5,600         1,400        $17,920
T: (212) 739-6400
F: (212) 739-6444
borhos@orbimed.com
kanareka@orbimed.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
HFR SHC AGGRESSIVE MASTER TRUST
c/o Bear Stearns
One MetroTech Center North
Brooklyn, NY  11201
Attn: Jennifer Cronin                                                         23,625           9,450         2,363        $30,240
T: (212) 739-6400
F: (212) 739-6444
borhos@orbimed.com
kanareka@orbimed.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

OMICRON MASTER TRUST
c/o Omicron Capital L.P.
650 Fifth Avenue, 24th Fl
New York, NY  10019                                                           390,625         156,250        39,063      $500,000
Fax: 212-258-2315
Attn:  Brian Daly/Bruce Bernstein
bd@omicroncapital.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
MIDSUMMER INVESTMENT, LTD.
485 Madison Avenue, 23rd floor
New York, NY 10022
T: (212) 584-2140                                                             390,625         156,250        39,063      $500,000
F: (212) 584-2142
ma@midsummercapital.com
sk@midsummercapital.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
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

------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                                                                             COMMON STOCK
NAME, ADDRESS AND FAX NUMBER OF PURCHASER          COPIES OF NOTICES TO   SHARES OF COMMON UNDERLYING WARRANTS            PURCHASE
                                                                           STOCK PURCHASED  A WARRANTS    B WARRANTS      PRICE
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
CLARION CAPITAL CORPORATION
1801 East Ninth Street
Suite 1120
Cleveland, OH 44114                                                           117,188         46,875         11,719     $150,000.64
T: (216) 687-8948
F: (216) 694-3545
tom@clariongrp.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
CHULA PARTNERS, LP
504 North Fourth Street, Suite 102
Fairfield, IA 52556
Attn: Warren Berman
T: (641) 472-4887                                                             187,500         75,000         18,750      $240,000
F: (641) 472-6929
berman@lisco.com
ees@lisco.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

ALLISON L. BERMAN TRUST
504 North 4th Street, Suite 102
Fairfield, LA 52556
Attn: Barry Praver                                                            15,625           6,250         1,563        $20,000
T: (641) 472-4887
F: (641) 472-6929
Email: ees@lisco.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
ANN BERMAN CREDIT SHELTER TRUST
504 North Fourth Street, Suite 102
Fairfield, IA 52556
T: (641) 472-4887                                                             15,625           6,250         1,563        $20,000
F: (641) 472-6929
Contact: Warren Berman
berman@lisco.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                                                                             COMMON STOCK
NAME, ADDRESS AND FAX NUMBER OF PURCHASER          COPIES OF NOTICES TO   SHARES OF COMMON UNDERLYING WARRANTS            PURCHASE
                                                                           STOCK PURCHASED  A WARRANTS    B WARRANTS      PRICE
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
ARI D. BERMAN TRUST
504 North Fourth Street, Suite 102
Fairfield, IA 52556
Attn: Barry Praver                                                            15,625           6,250         1,563        $20,000
T: (641) 472-4887
F: (641) 472-6929
berman@lisco.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
CHRISTOPHER H. BERG REVOCABLE TRUST
U/T/A/D 3-28-95
150 Dudley Ave.
Piedmont, CA  94611
Attn: Christopher Berg                                                        273,437         109,375        27,344      $350,000
T: (510) 547-5176
F: (510) 547-0223
chberg@pacbell.net
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
PROMED PARTNERS, L.P.
237 Park Ave., 9th Fl
New York, NY  10017
Attn:  Barry Kurokawa                                                         427,497         170,999        42,750     $547,196.16
T: (212) 692-3625
F: (212) 692-3627
Bkurokawa@promedmgmt.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
PROMED PARTNERS II, L.P.
237 Park Ave., 9th Fl
New York, NY  10017
Attn:  Barry Kurokawa                                                         101,918         40,767         10,192     $130,455.04
T: (212) 692-3625
F: (212) 692-3627
Bkurokawa@promedmgmt.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
PROMED OFFSHORE FUND, LTD.
237 Park Ave., 9th Fl
New York, NY  10017
Attn:  Barry Kurokawa                                                         68,382          27,353         6,838      $87,528.96
T: (212) 692-3625
F: (212) 692-3627
Bkurokawa@promedmgmt.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
                                                                                             COMMON STOCK
NAME, ADDRESS AND FAX NUMBER OF PURCHASER          COPIES OF NOTICES TO   SHARES OF COMMON UNDERLYING WARRANTS            PURCHASE
                                                                           STOCK PURCHASED  A WARRANTS    B WARRANTS      PRICE
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
PROMED OFFSHORE FUND II, LTD.
237 Park Ave., 9th Fl
New York, NY  10017
Attn:  Barry Kurokawa                                                         417,829         167,132        41,783     $534,821.12
T: (212) 692-3625
F: (212) 692-3627
Bkurokawa@promedmgmt.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------

ROBERT C. CIRICILLO
335 East 51st Street
Apt. 11A                                                                      39,062          15,625         3,906        $50,000
New York, NY 10022
ciricillo@aol.com
Fax: (212) 758-4496
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
ROSMOR LIMITED PARTNERSHIP
c/o Clarion Capital Corporation
1801 East Ninth Street
Suite 1120
Cleveland, OH 44114                                                           54,687          21,875         5,469        $70,000
T: (216) 687-8948
F: (216) 694-3545
tom@clariongrp.com
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------
TOTALS:                                                                      5,495,310       2,198,126      549,536   $7,034,001.92
------------------------------------------ -------------------------------- -------------- ------------- ------------ --------------